Exhibit 10.49

                       Atlantic Technology Ventures, Inc.
                            150 Broadway, Suite 1009
                            New York, New York 10038



                                                     December 28, 2000

BH Capital Investments, L.P.
175 Bloor Street East
South Tower, 7th Floor
Toronto, Ontario
Canada M4W 3R8

Excalibur Limited Partnership
33 Prince Arthur Avenue
Toronto, Ontario
Canada M5R IB2

Sirs:

         To confirm that Section 2(b) of the Stock Repurchase Agreement effective December 4, 2000, between Atlantic Technology Ventures, Inc., BH Capital Investments, L.P., and Excalibur Limited Partnership is amended to replace the words "January 2, 2001" with the words "January 9, 2001", please sign a copy of this letter in the space provided below and send a copy by facsimile to Atlantic at (212) 267-2159.

                                          Sincerely yours,

                                          ATLANTIC TECHNOLOGY VENTURES, INC.


                                          By: /s/ Frederic P. Zotos
                                             -------------------------------
                                             Frederic P. Zotos
                                             President


Agreed to on December 28, 2000:

BH CAPITAL INVESTMENTS, L.P.              Excalibur Limited Partnership
By:  HB and Co., Inc., its                By: Excalibur Capital Management, Inc.
     General Partner


By: /s/ Henry Brachfeld                   By: /s/ William Hechter
   --------------------                       -------------------
   Henry Brachfeld                            William Hechter
   President                                  President